THE JAPAN FUND, INC.

Semiannual Report

June 30, 2002

Class S Shares

[Japan Fund logo]

Deutsche Investment Management Americas Inc. Investment Advisor

Contents

<Click Here> Letter from the Chairman

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

The Japan Fund, Inc.	Ticker Symbol	Fund Number
Class S	SJPNX	069

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

On June 28, 2002 the Board of Directors of the Fund voted to recommend to shareholders that they approve the new Investment Advisory Agreement between the Fund and Fidelity Management & Research Company ("FMR"). Please see the Notes to Financial Statements for more complete information.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-53-JAPAN. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Chairman

[Photograph of William L. Givens]
Dear Shareholder,

The past six months have illustrated two important concepts for shareholders of The Japan Fund: the influence of currency movements and the benefits of patience. After bottoming out in February, the Japanese equity market has evidently stabilized and appears poised for recovery. Moreover, while the measures of the Japanese equity markets were essentially flat for the six-month period in yen terms, the decline in the U.S. dollar and corresponding strengthening of the yen resulted in significant appreciation for many Japanese stocks. The unmanaged TOPIX gained 8.91 percent in U.S. dollar terms for the six-month period ended June 30, 2002, compared with The Japan Fund, which posted 11.01 percent (Class S shares) for the same period.

Recently, you received a proxy statement asking you to consider a proposal to approve a new investment advisory agreement between the fund and Fidelity Management & Research Company (FMR). If the new agreement is approved by shareholders at the special meeting to be held at the end of August, FMR will become the fund's new investment advisor, and SEI Investments Mutual Funds Services (SEI) will become the fund's new administrator. Pending shareholder approval of the new agreement with FMR, Deutsche Investment Management Americas Inc. will continue to act as the fund's investment advisor and shareholder service provider until the transition to FMR and SEI is completed. We are committed to making the transition to the new management structure as seamless as possible, and we are confident that the new management team will dedicate its resources toward uncovering the best investment opportunities for shareholders.

Sincerely,
/s/ William L. Givens

William L. Givens Chairman

Performance Summary June 30, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
The Japan Fund, Inc. - Class S	11.01%	-16.57%	-4.38%	1.32%	3.14%
TOPIX+	8.91%	-17.86%	-9.89%	-8.79%	-1.36%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
Class S
6/30/02	$ 7.36
12/31/01	$ 6.63

Class S Lipper Rankings - Japanese Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	54	20
3-Year	5	of	38	13
5-Year	2	of	19	10
10-Year	1	of	4	20

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- The Japan Fund, Inc. - Class S -- TOPIX+

Yearly periods ended June 30

Comparative Results
The Japan Fund, Inc.		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,343	$8,742	$10,679	$13,626
	Average annual total return	-16.57%	-4.38%	1.32%	3.14%
TOPIX+	Growth of $10,000	$8,214	$7,319	$6,313	$8,721
	Average annual total return	-17.86%	-9.89%	-8.79%	-1.36%

The growth of $10,000 is cumulative.

+ The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Global market sentiment grew increasingly negative throughout the semiannual period ended June 30, 2002. A weak U.S. dollar and lower growth again raised fears that America may not be able to finance its trade deficit. At the same time, stock market falls raised concern that the U.S. consumer may stop buying, and miscellaneous corporate scandals resulted in a more cautious investor. Portfolio Managers Sean Lenihan and Tim Griffen comment on The Japan Fund's performance against this global backdrop.

Q: How would you characterize the Japanese economy and market for the six-month period under review?

A: After a mixed first quarter that reflected a market bottom in February, the second quarter started on a bright note, and the TOPIX index peaked in May. In addition to regulatory changes that curbed short selling (thereby adding stability to the Japanese markets), the Japanese economy has experienced modest expansion, driven by the rebound in the export sector, as manufacturers rebuilt inventories. Manufacturers forecast a profits rebound for 2002 on the back of restructuring efforts. On another positive note, city banks have increased their reserves against nonperforming loans (NPLs), a significant signal that the industry may finally be coming to grips with the long-standing NPL problem.

This positive momentum was hampered somewhat in June by the impact of the weakening of the U.S. dollar on big-name exporters. Momentum also reacted to U.S. data that revealed that economic growth might have slowed in the second quarter, and miscellaneous corporate scandals took a toll on investor confidence and risk tolerance. Additionally, unlike the situation with the more confident consumers in neighboring Asian countries, Japan's private domestic demand continues to grow only modestly. The predominantly negative sentiment may be hiding some positive developments at the corporate level, however. While we do not expect the Japanese economy to show much growth, a cyclical upturn driven by inventory rebuilding is in place, and Japanese exporters are competitive on a global basis because of their cost-cutting measures taken last year. This optimism is reflected in the Bank of Japan's upbeat Tankan survey at the beginning of June; it showed a record rise compared with the March figure in the majority of large companies reporting favorable business conditions.

Overall, the best-performing sectors for the period included pulp and paper, exporters (particularly precision instruments) and financials. The modest recovery in banks was a much-needed reprieve after a dismal six months in the latter half of 2001. Finally, the positive sentiment reflected in the Tankan survey is not limited to large companies; small caps were up more than 17 percent in U.S. dollar terms for the semiannual period.

Q: How did The Japan Fund perform in this environment?

A: For the six-month period ended June 30, 2002, The Japan Fund gained 11.01 percent (Class S shares), nearly double the 5.77 percent return of its average peer in Lipper's Japanese Funds category. The TOPIX rose 8.91 percent in U.S. dollar terms for the period.

Both stock selection and industry allocation contributed to the fund's outperformance. We've favored trading companies, which have appreciated on restructuring potential, the stronger economy and higher oil prices. Mitsubishi Corp. serves as an example here. The company's restructuring efforts include setting a return-on-equity target and meeting that target via cost-cutting measures, including spinning off unprofitable subsidiaries.

Our overweight position in pulp and paper also benefited the portfolio. The bankruptcy of a competitor with previously significant market share reinforced our thesis that a shortage of supply in the industry leads to stable or increasing margins. Our selection of companies with significant business overseas contributed to performance. Examples include Ajinomoto, producer and distributor of MSG (flavor enhancer), and precision-motor-producer Nidec Corp. As a group, these companies either have strong competitive positions or are primarily exposed to the U.S. consumer rather than U.S. businesses.

Q: Was there any repositioning of the portfolio during the past six months?

A: While there have been portfolio management changes during the period with the departure of Seung Kwak in April, there has been no strategic repositioning of the portfolio, with the exception of housecleaning. We went through the portfolio and made stronger commitments to the stocks in which we had the most conviction and eliminated positions that were not making detectable contributions. The portfolio now has fewer names on its roster and is more concentrated in our best investment ideas. Additionally, to limit the portfolio's sensitivity to the yen, we have tended to add to domestic companies while reducing exporters. We continue to place a strong emphasis on earnings visibility and believe that earnings visibility is generally more apparent among domestic companies than exporters; earnings of big-name exporters are vulnerable to changes in the exchange rate and a slowdown in the U.S. private sector's willingness to spend. This is not to say we hold no exporters. Under our risk management process, we aim to keep the overall portfolio's tilt toward the yen close to neutral relative to the benchmark. Thus, because the benchmark has exporters, we will likely hold some exporters in The Japan Fund portfolio as well. Among the exporters in the portfolio, however, there has been a shift in our holdings away from companies exposed primarily to the U.S. electronics sector, which is presently exceedingly volatile, and those businesses whose end customer is primarily the U.S. consumer. Following the sharp fall in valuations of semiconductor manufacturers, we continue to monitor this stance carefully.

Q: What is your outlook for the Japanese equity market in coming months?

A: We will likely witness a continuation of the volatility that has periodically influenced the investment markets. At local election contests, voters have shown their impatience with political scandals and the slow pace of reform. The LDP has responded by grudgingly allowing bills to reform the Post Office to reach the debating stage. However, it is clear that under the current political setup, there remains substantial opposition to the reform demanded by voters and interested outside parties alike.

Perhaps the most important area where we hope to see continued positive signs is in the bank sector. We mentioned earlier that most of the major city banks have announced a large increase in their reserves against NPLs. From our meetings with them, it is clear that this action is coming from more stringent categorization of these loans and not from a decline in the quality of their loan book. We also note that some of the banks are beginning to raise credit spreads on their lower-credit borrowers and, if necessary, to put borrowers who are unable to pay a higher rate of interest into administration. This encourages us in our long-held thesis that the Japanese financial system is on the way to normalization. If so, we can expect capital to be allocated more efficiently in the future, and overall returns on investment to rise.

While the short-term outlook is still very uncertain, we are increasingly convinced that the process of "bottoming out" in the Japanese stock market is now well underway. In our view, company restructuring, as well as the normalization of the Japanese financial system, will largely drive domestic earnings prospects over the next few years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2002

Asset Allocation	6/30/02	12/31/01

Equity Holdings	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/02	12/31/01

Manufacturing	30%	30%
Financial	18%	19%
Service Industries	15%	17%
Consumer Staples	7%	7%
Durables	6%	6%
Communications	5%	5%
Health	5%	4%
Technology	4%	5%
Consumer Discretionary	4%	2%
Other	6%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2002 (37.0% of Portfolio)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	4.0%
2. NTT DoCoMo, Inc. Provider of various telecommunication services and equipment	3.9%
3. Ajinomoto Co., Inc. Manufacturer and seller of food products	3.9%
4. Nitto Denko Corp. Producer of chemicals and LCD colour films	3.8%
5. Mitsui & Co., Ltd. Operator of a general trading company	3.8%
6. Mitsubishi Corp. Operator of a general trading company	3.6%
7. Toppan Printing Co., Ltd. Provider of commercial and publication printing services	3.6%
8. Bank of Yokohama Ltd. Provider of various banking services	3.6%
9. Canon, Inc. Producer of visual image and information equipment	3.4%
10. Nikko Cordial Corp. Provider of broker and dealer services	3.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 99.5%
Communications 4.8%
Telephone/Communications
KDDI Corp.	1,055	3,264,069
NTT DoCoMo, Inc.	5,740	14,159,211
		17,423,280
Construction 1.2%
Building Products
Tostem Inax Holding Corp.	244,000	4,172,422
Consumer Discretionary 3.9%
Department & Chain Stores 2.9%
Ito-Yokado Co., Ltd.	150,000	7,525,713
Marui Co., Ltd.	234,600	2,979,826
		10,505,539
Recreational Products 1.0%
Sega Corp.	140,500	3,383,561
Consumer Staples 7.5%
Consumer Electronic and Photographic 3.0%
Fuji Photo Film Co., Ltd.	333,000	10,776,068
Food & Beverage 4.5%
Ajinomoto Co., Inc.	1,295,000	13,925,663
Katokichi Co., Ltd.	127,500	2,238,900
		16,164,563
Durables 6.5%
Automobiles
Honda Motor Co., Ltd.	219,600	8,924,291
Toyota Motor Corp.	542,300	14,420,219
		23,344,510
Financial 18.0%
Banks 10.4%
Bank of Yokohama Ltd.	3,006,000	12,819,299
Mizuho Holdings, Inc.	2,942	6,543,791
Sumitomo Mitsui Banking Corp.	776,400	3,797,926
Sumitomo Trust & Banking Co., Ltd.	1,786,000	8,602,191
The Chiba Bank, Ltd.	1,691,000	5,769,111
		37,532,318
Consumer Finance 0.7%
Credit Saison Co., Ltd.	100,000	2,378,961
Other Financial Companies 6.3%
Japan Securities Finance Co., Ltd.	272,000	989,380
Nikko Cordial Corp.	2,396,000	12,121,248
Nomura Holdings, Inc.	652,000	9,595,451
ORIX Corp.	60	4,852
		22,710,931
Real Estate 0.6%
Mitsui Fudosan Co., Ltd.	233,000	2,065,223
Health 4.6%
Pharmaceuticals
Takeda Chemical Industries Ltd.	272,000	11,963,542
Yamanouchi Pharmaceutical Co., Ltd.	183,000	4,759,010
		16,722,552
Manufacturing 29.5%
Chemicals 5.9%
Nitto Denko Corp.	421,500	13,851,451
Shin-Etsu Chemical Co., Ltd.	173,600	7,475,876
		21,327,327
Containers & Paper 5.3%
Nippon Unipac Holding	1,362	8,450,573
OJI Paper Co., Ltd.	1,877,000	10,751,275
		19,201,848
Diversified Manufacturing 1.8%
Nintendo Co., Ltd.	44,200	6,523,372
Electrical Products 3.1%
Sharp Corp.	560,000	7,127,017
Yaskawa Electric Corp.	1,015,000	4,056,945
		11,183,962
Industrial Specialty 1.5%
Daikin Industries Ltd.	299,000	5,487,959
Machinery/Components/Controls 4.7%
Fanuc Ltd.	66,500	3,347,521
Keyence Corp.	18,300	3,885,250
Kubota Corp.	1,165,000	3,555,690
Misumi Corp.	66,451	2,383,768
NSK Ltd.	444,000	1,848,917
SMC Corp.	15,100	1,789,171
		16,810,317
Office Equipment/Supplies 3.4%
Canon, Inc.	322,000	12,197,174
Wholesale Distributors 3.8%
Mitsui & Co., Ltd.	2,019,000	13,539,911
Media 1.5%
Broadcasting & Entertainment
Tokyo Broadcasting System, Inc.	238,000	5,343,507
Service Industries 14.6%
Environmental Services 0.6%
Sanix, Inc.	83,950	2,042,767
Miscellaneous Commercial Services 3.5%
Itochu Corp.	1,248,000	4,382,975
Nichii Gakkan Co.	127,470	8,100,778
		12,483,753
Miscellaneous Consumer Services 5.6%
Matsui Securities Co., Ltd.*	155,300	1,999,849
Mitsubishi Corp.	1,808,000	13,107,584
Yamada Denki Co., Ltd.	59,600	5,232,879
		20,340,312
Printing/Publishing 4.9%
Dai Nippon Printing Co., Ltd.	360,000	4,789,364
Toppan Printing Co., Ltd.	1,233,000	12,846,542
		17,635,906
Technology 4.3%
Electronic Components/Distributors
Murata Manufacturing Co., Ltd.	75,200	4,841,876
Nidec Corp.	147,000	10,681,746
		15,523,622
Transportation 3.1%
Railroads
East Japan Railway Co.	1,146	5,375,918
Keihin Electric Express Railway Co., Ltd.	405,000	1,835,521
Keio Electric Railway Co., Ltd.	768,000	3,853,165
		11,064,604
Total Common Stocks (Cost $380,566,559)		357,886,269

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,959,954)	1,959,954	1,959,954
Total Investment Portfolio - 100.0% (Cost $382,526,513) (a)		359,846,223

* Non-income producing security.
(a) The cost for federal income tax purposes was $387,545,155. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $27,698,932. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,570,339 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $47,269,271.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $382,526,513)	$ 359,846,223
Foreign currency, at value (cost $34,576)	29,998
Receivable for investments sold	1,304,854
Dividends receivable	1,163,476
Interest receivable	7,980
Receivable for Fund shares sold	447,988
Other assets	5,754
Total assets	362,806,273
Liabilities
Payable for Fund shares redeemed	197,420
Accrued management fee	309,922
Accrued Directors' retirement benefits	456,478
Other accrued expenses and payables	347,952
Total liabilities	1,311,772
Net assets, at value	$ 361,494,501
Net Assets
Net assets consist of: Accumulated net investment loss	(980,426)
Net unrealized appreciation (depreciation) on:
Investments	(22,680,290)
Foreign currency related transactions	108,723
Accumulated net realized gain (loss)	(147,024,443)
Paid-in capital	532,070,937
Net assets, at value	$ 361,494,501

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($355,876,482 / 48,371,602 shares of capital stock outstanding, $.333 par value, 300,000,000 shares authorized) (a)	$ 7.36
Class A Net Asset Value and redemption price per share ($4,600,676 / 630,923 shares of capital stock outstanding, $.333 par value, 100,000,000 shares authorized)	$ 7.29
Maximum offering price per share (100 / 94.25 of $7.29)	$ 7.73
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($406,109 / 56,272 outstanding shares of capital stock, $.333 par value, 50,000,000 shares authorized)
$ 7.22
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) per share ($611,234 / 84,517 outstanding shares of capital stock, $.333 par value, 50,000,000 shares authorized)
$ 7.23

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $220,217)	$ 1,247,896
Interest	56,656
Total Income	1,304,552
Expenses: Management fee	1,288,961
Services to shareholders	459,719
Custodian and accounting fees	145,579
Distribution service fees	6,115
Auditing	45,142
Legal	121,416
Directors' fees and expenses	182,964
Reports to shareholders	24,861
Registration fees	3,535
Other	12,680
Total expenses, before expense reductions	2,290,972
Expense reductions	(5,994)
Total expenses, after expense reductions	2,284,978
Net investment income (loss)	(980,426)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(43,920,204)
Foreign currency related transactions	54,467
(43,865,737)
Net unrealized appreciation (depreciation) during the period on:
Investments	79,398,111
Foreign currency related transactions	102,841
79,500,952
Net gain (loss) on investment transactions	35,635,215
Net increase (decrease) in net assets resulting from operations	$ 34,654,789

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (980,426)	$ (2,872,336)
Net realized gain (loss) on investment transactions	(43,865,737)	(88,607,095)
Net unrealized appreciation (depreciation) on investment transactions during the period	79,500,952	(83,303,248)
Net increase (decrease) in net assets resulting from operations	34,654,789	(174,782,679)
Fund share transactions: Proceeds from shares sold	100,019,787	628,819,649
Cost of shares redeemed	(98,711,455)	(688,216,721)
Redemption fees	164,451	558,363
Net increase (decrease) in net assets from Fund share transactions	1,472,783	(58,838,709)
Increase (decrease) in net assets	36,127,572	(233,621,388)
Net assets at beginning of period	325,366,929	558,988,317
Net assets at end of period (including accumulated net investment loss of $980,426 at June 30, 2002)	$ 361,494,501	$ 325,366,929

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S
Years Ended December 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 6.63	$ 9.98	$ 16.41	$ 8.33	$ 6.77	$ 8.33
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.05)	(.05)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.75	(3.31)	(3.97)	9.95	1.65	(1.16)
Total from investment operations	.73	(3.36)	(4.02)	9.93	1.64	(1.19)
Less distributions from: Net investment income	-	-	-	(.08)	-	-
Net realized gains on investment transactions	-	-	(1.83)	(1.77)	-	-
In excess of net investment income	-	-	(.58)	-	(.08)	(.37)
Total distributions	-	-	(2.41)	(1.85)	(.08)	(.37)
Redemption fees	-***	.01	-	-	-	-
Net asset value, end of period	$ 7.36	$ 6.63	$ 9.98	$ 16.41	$ 8.33	$ 6.77
Total Return (%)	11.01c**	(33.57)	(27.28)	119.88	24.29	(14.40)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	356	323	558	1,089	347	265
Ratio of expenses (%)	1.37*	1.33	1.08	1.00	1.26	1.21
Ratio of net investment income (loss) (%)	(.59)*	(.65)	(.40)	(.20)	(.14)	(.38)
Portfolio turnover rate (%)	68*	70	74	114	90	96
[a] For the six months ended June 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Effective June 28, 2002 Class A, Class B and Class C shares of the fund were closed to new investors. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Japan Tax Treaty, as presently in effect, the government of Japan imposes a nonrecoverable withholding tax of 15% on dividends and 10% on interest earned by the Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

At December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $84,101,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $12,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign-denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (84,101,000)
Unrealized appreciation (depreciation) on investments	$ (108,978,184)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon redemption or exchange of Class S shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $89,646,453 and $91,689,841, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Japan) Limited, and agrees to pay a monthly fee, equal to an annul rate of 0.28% of the Fund's average daily net assets.

In addition, for the six months ended June 30, 2002, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of Class A, B and C shares at no more than 1.40%, 2.17% and 2.15%, respectively, of average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC") an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. No amount was charged to Classes A, B and C by SISC after a waiver of $3,724, $605 and $675, respectively. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. The amount charged to the Class S shares by SSC for shareholder services aggregated $226,617, of which $40,668 is unpaid at June 30, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2002
Class B	$ 729	$ 296
Class C	1,363	457
	$ 2,092	$ 753

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2002
Class A	$ 3,326	$ 771	$ 1,198
Class B	243	56	76
Class C	454	163	93
	$ 4,023	$ 990	$ 1,367

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2002 aggregated $5,510.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2002, the CDSC for Classes B and C aggregated $576 and $454, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2002, totaled $29,982 and are reflected as interest income on the Statement of Operations.

D. Directors' Retirement Benefits

Under a retirement program, independent members of the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the six months ended June 30, 2002, Directors' retirement expense amounting to $37,393 is included in Directors' fees and expenses in the statement of operations. Included in the statement of assets and liabilities at June 30, 2002, is $456,478 accrued by the Fund for such benefits.

The actuarially computed net pension cost for the six months ended June 30, 2002, of $37,393 consisted of service expense of $10,101, interest expense of $14,508 and amortization of prior service cost of $12,784. In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.25%. The projected benefit obligation at December 31, 2001 was $420,185.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	12,808,262	$ 85,733,977	69,807,725	$ 597,439,193
Class A	1,880,578	13,207,539	3,328,455	25,898,650
Class B	51,079	356,637	155,958	1,307,096
Class C	106,802	721,634	529,729	4,174,710
		$ 100,019,787		$ 628,819,649
Shares redeemed
Class AARP*	-	$ -	(25,146)	$ (240,058)
Class S	(13,164,669)	(87,771,895)	(76,997,805)	(658,467,454)
Class A	(1,544,231)	(10,440,674)	(3,081,715)	(24,337,550)
Class B	(13,136)	(82,875)	(147,982)	(1,247,069)
Class C	(61,202)	(416,011)	(493,089)	(3,924,590)
		$ (98,711,455)		$ (688,216,721)
Redemption fees
Class S	-	164,451	-	558,363
		$ 164,451		$ 558,363
Net increase (decrease)
Class AARP	-	$ -	(25,146)	$ (240,058)
Class S	(356,407)	(2,037,918)	(7,190,080)	(60,469,898)
Class A	336,347	2,931,316	246,740	1,561,100
Class B	37,943	273,762	7,976	60,027
Class C	45,600	305,623	36,640	250,120
		$ 1,472,783		$ (58,838,709)

* On March 31, 2001 Class AARP shares were liquidated.

G. Proposal for New Investment Advisory Agreement and
Subadvisory Agreements

On June 28, 2002, the Board of Directors of the Fund voted to recommend to shareholders that they approve the new Investment Advisory Agreement between the Fund and Fidelity Management & Research Company ("FMR"). The new agreement will be presented to the Fund's shareholders for approval at a special meeting of shareholders to be held in August 2002. If the new agreement is approved by the Fund's shareholders, FMR will act as the Fund's investment advisor and the Fund will enter into an Administration Agreement with SEI Investments Mutual Funds Services pursuant to which SEI will act as the Fund's administrator.

At the request of the Fund's Board of Directors, Deutsche Investment Management Americas Inc. has agreed to continue to act as the investment manager for the Fund pursuant to an interim investment management agreement, pending shareholder approval of the new Investment Advisory Agreement.

In addition, on June 28, 2002, the Board of Directors of the Fund voted to recommend to shareholders that they approve subadvisory agreements between FMR and FMR Co., Inc., FMR and Fidelity Management & Research (U.K.) Inc., FMR and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), FMR and Fidelity International Investment Advisors ("FIIA"), FIIA and Fidelity Investments Japan Limited ("FIJ"), FIIA and Fidelity International Investment Advisors (U.K.) Limited, and FMR Far East and FIJ. The new subadvisory agreements will be presented to the fund's shareholders for approval at a special meeting of shareholders to be held in August 2002.

At the request of the fund's Board of Directors, Deutsche Asset Management (Japan) Limited has agreed to continue to act as the fund's subadvisor pursuant to an interim subadvisory agreement, pending shareholder approval of the new subadvisory agreements.

Account Management Resources

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).

How to Contact Us

By Telephone

1-800-53-JAPAN or 1-800-535-2726 (Outside the U.S. call 617-295-1000)
Service Center

The Japan Fund, Inc.

Shareholder Service Center Two International Place Boston, MA 02110
Investment Advisor

Deutsche Investment Management Americas Inc.

Two International Place Boston, MA 02110

Privacy Statement

The Japan Fund considers privacy fundamental to its client relationships and adheres to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the Fund.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Norwell
P.O. Box 219669
Kansas City, MO 64121-9669

July 2002